Exhibit 99


CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, Donald L. Kovach and Candace A. Leatham hereby jointly certify as follows:

They  are  the  Chief  Executive  Officer  and  the  Chief  Financial   Officer,
respectively, of Sussex Bancorp (the "Company");

To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



By: /s/ Donald L. Kovach
    ---------------------
    DONALD L. KOVACH
    President and
    Chief Executive Officer

Date:



By: /s/ Candace A. Leatham
    ----------------------
    CANDACE A. LEATHAM
    Senior Vice President and
    Chief Financial Officer

Date: